Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Terra Income Fund 6, Inc. (the “Company”) for the quarterly period ended March 31, 2018, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Bruce D. Batkin, Chief Executive Officer of the Company, and I, Gregory M. Pinkus, Chief Financial Officer of the Company, each certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 11, 2018
/s/ Bruce D. Batkin
Bruce D. Batkin
Chief Executive Officer
(Principal Executive Officer)

/s/ Gregory M. Pinkus
Gregory M. Pinkus
Chief Financial Officer,
Chief Operating Officer, Treasurer and Secretary
(Principal Financial and Principal Accounting Officer)